Securities Act File No. 333-33445


                                     PILGRIM
                                U.S. EQUITY FUNDS

                          Supplement dated May 22, 2001
    to the Class A, B, C, M and T U.S. Equity Funds and Equity & Income Funds
                          Prospectus dated May 1, 2001


1.   CHANGE IN NAME FOR PILGRIM BANK AND THRIFT FUND.

     Effective May 22, Pilgrim Bank and Thrift Fund changed its name to Pilgrim Financial Services Fund. References in the Prospectus to "Bank and Thrift Fund" are each replaced by "Financial Services Fund."

2. CHANGE IN DESCRIPTION OF INVESTMENT OBJECTIVE, INVESTMENT STRATEGY, AND RISKS FOR PILGRIM BANK AND THRIFT FUND.

     Effective immediately, the following disclosure will replace the disclosure under "Pilgrim Bank and Thrift Fund " on page 26 of the Prospectus:

Pilgrim Financial Services Fund

OBJECTIVE

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY

The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies engaged in financial services. The equity securities in which the Fund invests are normally common stock, but may also include preferred stock, warrants, and convertible securities.

Financial services companies may include the following: banks; bank holding companies; investment banks; trust companies; insurance companies; insurance
brokers;  finance  companies;  securities  broker-dealers;   electronic  trading
networks; investment management firms; custodians of financial assets; companies engaged in trading, dealing, or managing commodities; companies that invest
significantly  in  or  deal  in,  financial  instruments;   government-sponsored
financial enterprises; thrifts and savings banks; mortgage companies; title companies; conglomerates with significant interests in financial services
companies;   foreign  financial  services  companies;   companies  that  process
financial transactions; administrators of financial products or services; companies that render services primarily to other financial services companies; companies that produce, sell, or market software or hardware related to financial services or products or directed to financial services companies; and other companies whose assets or earnings can be significantly affected by financial instruments or services.
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The Fund may invest the remaining 35% of its assets in equity or debt securities of financial services companies or companies that are not financial services companies, and in money market instruments. The Fund may also invest in savings accounts of mutual thrifts that may allow the Fund to participate in potential future stock conversions of the thrift.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small- to medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS - from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

RISKS OF CONCENTRATION - because the Fund's investments are concentrated in financial services industries, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If securities of financial services companies as a group fall out of favor, the Fund could underperform funds that have greater industry diversification.

CHANGES IN INTEREST RATES - because the profitability of financial services companies may be largely dependent on the availability and cost of capital, which fluctuates significantly in response to changes in interest rates and general economic conditions, the value of the Fund's securities may fall when interest rates rise.

ILLIQUID SECURITIES - if a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition.

RISKS OF FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates,
unstable  political  and  economic  conditions,   a  lack  of  adequate  company
information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.
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DEBT  SECURITIES - the value of debt  securities  may fall when  interest  rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

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